ASSET SALE AGREEMENT

THIS ASSET SALE AGREEMENT ("Agreement") has been made and entered into as of this 31 st day of January, 2003, between Peter Michael Smith, ("Mr. Smith"), and Wrestle-plex Sports Entertainment Group, Ltd., a Nevada corporation (the "Wrestle-plex").
R E C I T A L S:
A.    The parties hereto desire to enter into this Agreement whereby the Wrestle-plex will sale to Mr. Smith the following assets:
  Professional wrestling ring, including canvass, ring aprons, and ropes.
  Complete sound system, including three speakers, three speaker stands, one microphone, and miscellaneous sound equipment.
  The Internet address www.wrestle-plex.com
  The Internet address www.allstarwrestling.com
  One Wrestle-plex logo.
  One All Star Wrestling logo.
  All print material developed in connection with All Star Wrestling by Pete Smith, including posters, autograph cards, and event programs, including the right to use templates for such material for future product development.

(hereinafter collectively referred to as the “Assets”).

NOW, THEREFORE , in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

ARTICLE I.
THE ASSET SALE

1.1.          Sale of Assets. Wrestle-plex hereby sells to Mr. Smith the Assets and in addition, agrees to make payments to Mr. Smith in the total amount of $25,000.00. Mr. Smith shall receive the Assets and the payments in exchange for the retirement of all of Wrestle-plex’s debt and for Mr. Smith’s agreement to indemnify Wrestle-plex against undisclosed liabilities. $20,000.00 of the $25,000.00 payment amount has heretofore been paid to Mr. Smith. The remaining $5,000.00 will be due upon the transfer of the Assets.

1.2    No Warranty. The Assets are sold on an “AS IS” basis and without warranty including no warranty of merchantability or fitness for a particular purpose.

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1.3    Subsidiary. The sale of the Assets will be accomplished by placing the Assets together with all liabilities of Wrestle-plex as of the date of this Agreement into a subsidiary corporation of Wrestle-plex (the “Subsidiary”) and selling the stock of the Subsidiary to Mr. Smith.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES

2.1.             Representations and Warranties of Mr. Smith. Mr. Smith hereby represents and warrants that all liabilities of Wrestle-plex as of the date of this Agreement will be placed into the Subsidiary prior to its transfer to Mr. Smith or otherwise be paid by Mr. Smith and that Mr. Smith will hold Wrestle-plex harmless from the payment of all such liabilities (hereinafter collectively referred to as the “Wrestle-plex Liabilities”). The Wrestle-plex Liabilities shall not be deemed to include liabilities arising from transactions involving Cirmaker Industry Co., Ltd. or items related to those transactions or affiliations with Cirmaker.

2.2    Release Forms. Attached hereto as Schedules 1 through 8 are release forms designating eight persons or entities known to be creditors of Wrestle-plex at the present time. Mr. Smith agrees to obtain these signed releases from each of these eight creditors and provide them to Wrestle-plex at the closing of the transactions contemplated by this Agreement.

ARTICLE III.
ARTICLE
INDEMNIFICATION

3.1.    Indemnification . From and for a period of 36 months after the closing of the transactions contemplated by this Agreement, Mr. Smith agrees to indemnify, defend and save Wrestle-plex and each of its officers, directors, employees, agents, affiliates and subsidiaries (each an “Indemnified Party”) harmless from and against, and to promptly pay to an Indemnified Party or reimburse an Indemnified Party for, any and all liabilities, losses, costs, expenses, interest and fines (including reasonable fees and expenses of attorneys, accountants and other experts incurred by any Indemnified Party in any action or proceeding between such Indemnified Party and Mr. Smith or between any Indemnified Party and any third party or otherwise) sustained or incurred by any Indemnified Party relating to, resulting from, arising out of or otherwise by virtue of the Wrestle-plex Liabilities, or any breach of a representation or warranty made herein by Mr. Smith, or a breach or failure to observe or perform any of the agreements contained in this Agreement.

ARTICLE IV.
 MISCELLANEOUS

4.1.    Assignability and Parties in Interest . This Agreement shall not be assignable by any of the parties hereto without the consent of all other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

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4.2.    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada. Each of the parties hereto consents to the personal jurisdiction of the federal and state courts in the State of Nevada in connection with any action arising under or brought with respect to this Agreement.

4.3.    Counterparts. This Agreement may be executed as of the same effective date in one or more counterparts, each of which shall be deemed an original.

4.4.    Headings. The headings and subheadings contained in this Agreement are included solely for ease of reference, and are not intended to give a full description of the contents of any particular Section and shall not be given any weight whatever in interpreting any provision of this Agreement.

4.5.    Complete Agreement. This Agreement and the documents referred to herein contain the entire agreement between the parties and, except as provided herein, supersede all previous negotiations, commitments and writings.

4.6.    Modifications, Amendments and Waivers . This Agreement shall not be modified or amended except by a writing signed by each of the parties hereto.

4.7.             Severability . If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect. Upon any such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PETER MICHAEL SMITH

                                   ____________________________________
                            WRESTLE-PLEX SPORTS
                             ENTERTAINMENT GROUP, LTD.

                                                                                                     By:________________________________

                            Name:______________________________
                            Title:_______________________________

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SCHEDULE 1

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED: _____________________________

CANE O’NEILL TAYLOR, LLC

By: _________________________________________
Its: __________________________________________

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SCHEDULE 2

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED: _________

MORGAN & COMPANY

By:
Its:

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SCHEDULE 3

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED: _______________

PACIFIC STOCK TRANSFER CO.

By:
Its:

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SCHEDULE 4

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED:

IIS

By:
Its:

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SCHEDULE 5

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED:

PETER MICHAEL SMITH

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SCHEDULE 6

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED:

ELVIRA STINGHI

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SCHEDULE 7

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED:

STUART MCPHERSON

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SCHEDULE 8

The undersigned hereby represents that Wrestle-plex has paid all liabilities and/or monies owed to the undersigned (the “Liabilities”) as of the date set forth below or that other arrangements have been made with respect to the payment of such Liabilities so that the undersigned has no more claim against Wrestle-plex as of the date of this Schedule.

DATED:

PAMELA STAREK

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